SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2006
                                                         (February 17, 2006)

                                 Scientigo, Inc.

         Delaware                        0-22969                  59-3562953
(State or other jurisdiction     (Commission File ID No.)     (IRS Employer No.)
     of incorporation)

                                6701 Carmel Road
                                    Suite 205
                               Charlotte, NC 28226
                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 8 - Other Events

Item 8.01 Other Events

On February 17, 2006, Scientigo, Inc. issued a press release announcing that its request for a symbol change has been approved by Nasdaq. Effective with the market open on February 17, 2006, the Company's common stock will commence trading under the new ticker symbol "SCNG" on the OTC Bulletin Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

      Not applicable.

(b) Pro Forma Financial Information

      Not applicable.

(c) Exhibits

      99.1  Press Release announcing the new ticker symbol of Scientigo, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        Scientigo, Inc.
                                        (Registrant)

Dated: February 17, 2006                By: /s/ Clifford Clark
                                            ------------------------------------
                                            Clifford Clark, Chief Financial
                                            Officer


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